UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2012

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Pursuant to the approval and authorization of the board of directors of the general partner (the “Board”), MarkWest Energy Partners, L.P. (the “Partnership”) adopted an amended and updated Code of Conduct and Ethics (the “2012 Amended Code”).  The 2012 Amended Code supersedes the Code of Conduct and Ethics previously adopted by the Board in 2008.  The 2012 Amended Code applies to all officers, directors and employees of the Partnership.

The 2012 Amended Code was refreshed and updated to: (i) improve its clarity and readability, and (ii) to promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities.  The following lists the substantive revisions:

•                  Expansion of discussion regarding prohibition on being under the influence of alcohol or illegal drugs on Partnership property;

•                  expanded examples and discussion on insider trading;

•                  protocol for handling media requests;

•                  statement regarding info posted to social networking sites; and

•                  a renewed and expanded focus on conflicts of interest and gifts

The above summary is qualified in its entirety by reference to the 2012 Amended Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The 2012 Amended Code will be posted on the corporate governance page of the Partnership’s website at www.markwest.com.  The contents of the Partnership’s website are not incorporated by reference in this report or made a part hereof for any purpose.

ITEM 8.01. Other Events.

On October 25, 2012, the Board of Directors of the General Partner of the Partnership declared a cash distribution of $0.81 per common unit for the third quarter of 2012, for an implied annual rate of $3.24 per common unit.  The third quarter 2012 distribution is payable November 14, 2012, to unitholders of record on November 7, 2012.  The ex-dividend date is November 5, 2012.  On October 25, 2012, the Partnership issued a press release relating to the third quarter distribution that included an incorrect ex-dividend date.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.  Later on October 25, 2012, a press release including the correct ex-dividend date was released.  The correct press release is filed as Exhibit 99.2.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description of Exhibit

14.1	2012 Amended Code of Conduct and Ethics
99.1	Press Release dated October 25, 2012, announcing increased quarterly cash distribution
99.2	Correcting Press Release dated October 25, 2012 announcing increased quarterly cash distribution

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: October 31, 2012	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer